                                                                 EXHIBIT 23(3)

             [LETTERHEAD OF ARTHUR ANDERSEN & CO. APPEARS HERE]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 1, 1994 included or incorporated by reference in Lukens Inc.'s Form 10-K for the fiscal year ended December 25, 1993 and to all references to our Firm included in this registration statement.

                                        /s/ Arthur Andersen & Co.



Philadelphia, Pennsylvania
June 22, 1994